UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         -------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934


         Date of report (Date of earliest event reported) April 20, 2004
                                                          --------------


                   Cognizant Technology Solutions Corporation
                -------------------------------------------------
               (Exact Name of Registrant as Specified in Charter)


    Delaware                           0-24429                  13-3728359
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(State or Other Jurisdiction    (Commission File Number)      (IRS Employer
    of Incorporation)                                       Identification No.)


500 Glenpointe Centre West
Teaneck, New Jersey                                                07666
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(Address of Principal Executive Offices)                       (Zip Code)


                                 (201) 801-0233
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                         (Registrant's telephone number,
                              including area code)



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          (Former Name or Former Address, if Changed Since Last Report)

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits.

         Exhibit No.       Description
         ----------        -----------

           99.1 Press Release of Cognizant Technology Solutions Corporation dated April 20, 2004.

Item 12. Results of Operations and Financial Condition.

     On April 20, 2004, Cognizant Technology Solutions Corporation, a Delaware corporation (the "Company"), issued a press release to report the Company's financial results for the quarter ended March 31, 2004. The full text of the press release is attached to this current report on Form 8-K as Exhibit 99.1.

     The information in this Form 8-K shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as expressly set forth by specific reference in such a filing.

                                   SIGNATURES
                                   ----------

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                            COGNIZANT TECHNOLOGY
                            SOLUTIONS CORPORATION



                            By:  /s/ Gordon Coburn
                               -----------------------------------
                               Name:  Gordon Coburn
                               Title: Executive Vice President, Chief
                                      Financial Officer, Treasurer and Secretary


Date:  April 20, 2004